Safety and Efficacy of Inhaled GM-CSF (Molgramostim) in Autoimmune Pulmonary Alveolar Proteinosis - The IMPALA Trial - Baseline Data and Blinded Treatment Period Results Bruce C. Trapnell, M.D. Translational Pulmonary Science Center Cincinnati Children’s Hospital Medical Center Professor of Medicine and Pediatrics Division of Pulmonary, Critical Care, and Sleep Medicine University of Cincinnati Medical Center Exhibit 99.1

Disclosures The Impala trial was sponsored by Savara Pharmaceuticals I receive grant funding from the US National Institutes of Health I have consulted for: Boehringer Ingelheim, CSL Behring, Genzyme, Gilead, Grifols, GSK, Kiniksa, Medimmune, Merck, Savara, Sanofi, Takeda

Background: Autoimmune Pulmonary Alveolar Proteinosis (aPAP)

- aPAP is characterized by:
  - Pulmonary surfactant accumulation
  - Progressive hypoxemic respiratory failure
  - Increased PAP biomarkers
  - Polycythemia (systemic response to lung disease)
  - Increased infection risk (uncommon)
  - Pulmonary fibrosis (uncommon)
- GM-CSF is required to regulate alveolar macrophage
  - Differentiation
  - Functions
  - Population size
- GM-CSF autoantibodies cause aPAP by blocking stimulation of alveolar macrophages, which reduces their ability to clear surfactant



Normal Alveolus
Alveolus in PAP
Alveolar air space
Type I cell
Epithelial basement membrane
Type II cell
Interstitium
GM-CSF
Thin film of surfactant
Alveolar macrophage
Displaced alveolar air
Cholesterol crystals
Lymphocytes
Thick layer of surfactant 'PAP sediment'
GM-CSF
GM-CSF autoantibody
Cellular debris
M-CSF
MCP-1
Foamy alveolar macrophage
Endothelial basement membrane
Red cell
Endothelial cell
Fibroblast
Normal oxygen uptake
Reduced oxygen uptake
Polycythemia
B. Trapnell

Background: Inhaled GM-CSF Therapy of aPAP 1996, Seymour: First patient treated with GM-CSF (SQ) 2000, Kavuru: 4 patients treated (SQ) 2001, Seymour: 14 patients treated (SQ) 2004, Aria: 1 patient treated (Inhaled) 2005, Tazawa: 3 patients treated (Inhaled) 2006, Wylam: 12 patients treated (Inhaled) 2005, Venkateshiah: 25 patients treated (SQ) 2010, Tazawa: 39 Patients treated (inhaled) 2014, Papiris: 6 Patients treated (inhaled) 2019, Tazawa: 64 Patients treated (inhaled) IMPALA Trial, 138 patients treated (inhaled) After Before Tazawa... 2010

Study Design of the IMPALA Trial Screening Randomized, blinded Treatment (6 m) 0 24 Placebo Open-Label Treatment (6 or 12 m) 48 or 72 Time (weeks) Intermittent GM-CSF* Intermittent GM-CSF Continuous GM-CSF Continuous – Daily administration of inhaled GM-CSF (300 µg) (n=46) Intermittent – Daily administration of GM-CSF (300 µg) every other week* (n=45) Placebo – Daily administration (n=47) Study Groups *Placebo administered on ‘off’ weeks

Study Design: Endpoints Safety: Number of adverse events (AE) and serious adverse events (SAE) Efficacy: Change from baseline at 24 weeks in the following endpoints: Disease element Variable Pathology Chest CT ground glass opacification (GGO) score Serum PAP biomarkers Physiology Alveolar-arterial difference in oxygen conc. (A-aDO2)* DLCO Health status & Function Saint Georges Respiratory Questionnaire (SGRQ) ** Six-minute walk test - Distance** Rescue therapy requirement (Whole lung lavage - WLL) Time to first WLL** Number of patients with WLL, Number of WLL Systemic response to chronic lung disease (polycythemia) Hemoglobin concentration * = Primary end point, ** = Key Secondary end point

Baseline Characteristics: Demographics Characteristic Continuous Intermittent Placebo Age, years 54.0 ± 13.3 49.2 ± 14.0 46.1 ± 14.8 Gender (Male), % 60.9 57.8 53.2 Smoking history, %      Never smoker 28.3 35.6 34.0      Ex smoker 58.7 44.4 42.6      Current smoker 13.0 20.0 23.4 Geographic region, %      Europe 34.8 46.7 70.2      Japan 43.5 22.2 21.3      USA 4.3 4.4 0      Other 17.4 26.7 8.5

Baseline Characteristics: Disease Severity Characteristic Continuous Intermittent Placebo A-aDO2*, mm Hg (FAS) 40.5 ± 19.6 40.9 ± 20.2 40.2 ± 14.3 DLCO, % predicted 52.1 ± 18.6 46.1 ± 14.5 49.6 ± 14.3 Disease severity score (DSS), % DSS 1 (Mild) 8.7 11.1 6.4 DSS 2 26.1 31.1 34.0 DSS 3 37.0 28.9 29.8 DSS 4 10.9 20.0 21.3 DSS 5 (Severe) 17.4 6.7 8.5 SGRQ Total score** 47.2 ± 20.4 44.4 ± 21.4 44.1 ± 21.7 6MWT-Distance**, m 412 ± 144 447 ± 117 447 ± 125 Vital capacity, % predicted 78.6 ± 32.2 74.8 ± 19.5 74.1 ± 18.6 * = Primary end point, ** = Key Secondary end point

Baseline Characteristics: Previous Therapies Characteristic Continuous Intermittent Placebo Supplemental oxygen use, % 32.6 26.7 23.4 Whole lung lavage Prior use of WLL (any), % 47.8 68.9 63.8 Total Number of WLLs 3.3 ± 2.2 3.3 ± 3.0 2.8 ± 3.0 Time since last WLL, m 25.0 ± 53.7 19.7 ± 27.4 17.7 ±20. 7 GM-CSF therapy (any), % 13.0 15.6 12.8

Safety: AE, SAE, and Respiratory AE Occurring in at least 5% of Patients No clinically significant changes in laboratory values No evidence of anti-drug antibody development Study completion: Continuous: 97.8%, Intermittent: 97.8%, Placebo: 91.5% AE (all) AE (Poss/prob related) SAE (all) Worsening of aPAP 0 20 40 60 80 100 Continuous Intermittent Placebo All Cough Dyspnea Productive cough 0 20 40 60 80 100 Respiratory AE Event rate (% patients) Event rate (% patients)

Pathology: GM-CSF Improved Chest CT GGO Score P=0.0002 P=0.1776 Continuous Intermittent Placebo *Comparison to Placebo * *

Pathology: GM-CSF Improved Serum Biomarkers * Continuous Intermittent Placebo * = P<0.05, ns = P>0.05, comparison to Placebo * * * * ns * * ns ns ns ns SP-D LDH KL-6 SP-A Cyfra21-1 CEA

Physiology: GM-CSF Trended Towards Improvement in the Primary End Point (A-aDO2) – Full Analysis Set (FAS) P=0.1688 Continuous Intermittent Placebo P=0.4444 * * *Comparison to Placebo

Correlation of PaO2 and A-aDO2 Identifies Patients Who Received Oxygen Therapy During Blood Collection as Outliers Patients that received supplemental oxygen via nasal canula during ABG specimen collection Patient A Patient B Patient C Patient D

Exclusion of Data for Patients On Oxygen Therapy During Arterial Blood Collection Significantly Influenced the Primary Endpoint (A-aDO2 – Revised) P=0.0249 Continuous Intermittent Placebo P=0.2313 *Comparison to Placebo * *

Physiology: GM-CSF Improved DLCO P=0.0074 Continuous Intermittent Placebo P=0.3097 *Comparison to Placebo * *

Health Status: GM-CSF Improved SGRQ Total Score P=0.0103 Continuous Intermittent Placebo P=0.0173 + MCID is 4 Points in COPD patients *Comparison to Placebo * *

The Improvement in SGRQ was Robust as Shown by Responder Analysis ß Favors Placebo | Favors GM-CSF à Odds Ratio 8 points 6 points 4 points Threshold value used as ‘cut off’ for a positive response Placebo versus GM-CSF (Continuous)

A Pattern of Improvement was Seen Across all SGRQ Domains Continuous Intermittent Placebo Activity Impact Symptoms P=0.0107 P=0.0223 P=0.4884

Function: GM-CSF Trended Towards Improved 6MWT-Distance P=0.3159 Continuous Intermittent Placebo P=0.7809 *Comparison to Placebo * *

Rescue Therapy: GM-CSF Trended Towards a Reduction in WLL


Placebo versus GM-CSF
Time to WLL: Intermittent
Time to WLL: Continuous
100
10
1
0.1
0.01
← Favors Placebo | Favors GM-CSF →
Hazards Ratio

	WLL Therapy Requirement		
Group	# patients	# treatments	Rate Ratio vs Placebo
Continuous (n=46)	4	9	0.284
Intermediate (n=45)	4	7	0.367
Placebo (n=47)	6	17	-

Systemic Response: GM-CSF Trended Towards Reduced Hemoglobin Levels P=0.0506 Continuous Intermittent Placebo P=0.5886 *Comparison to Placebo * *

Totality of Outcome Data Favors Continuous GM-CSF over Placebo Disease element   Endpoint Units Treatment effect P-value Pathology Chest CT – GGO Score -2.4 0.0002 Serum LDH, KL-6, SP-D, CEA, Cyfra 21‑1 IU/L pg/ml All favor GM-CSF <0.05 Physiology A-aDO2* – FAS mm Hg -4.6 0.1688 A-aDO2* – Revised mm Hg -6.5 0.0249 DLCO % predicted 7.9 0.0074 Health status & Function SGRQ** total score -7.6 0.0103 6MWT-Distance** m 20.6 0.3159 Rescue therapy Time to WLL** WLL frequency Hazard ratio Rate ratio 0.59 0.28 0.4204 0.1918 Systemic response Hemoglobin (g/dL) -0.5 0.0506   * = Primary end point, ** = Key Secondary end point

Conclusions Baseline clinical features of aPAP  A large, global cohort of adult aPAP patients was identified and carefully characterized Study groups were well-balanced for demographics and disease severity Clinical trial observations The Placebo group experienced an unexpected degree of improvement in A-aDO2 Inhaled recombinant human GM-CSF therapy (molgramostim) of aPAP is:  Safe and well-tolerated  Effective as shown by changes in lung pathology, physiology, health status, function, and the systemic response to chronic lung disease  More effective when administered continuously than on alternating weeks

Acknowledgments We are grateful to and thank: Our PAP patients whose collaboration made the IMPALA trial possible IMPALA Investigators - PAP care providers and staff – at 30 centers in 18 countries including: Australia Troy S (Sydney); Denmark Bendstrup E (Arhus); France Jouneau S (Rennes); Israel Kremer M (Tikva); Italy Campo I (Pavia); Germany Bonella F (Essen), Kreuter M (Heidelberg), Behr J (Gauting), Bohnet S (Lübeck); Greece Papiris S (Athens); Japan Inoue Y (Osaka), Yamaguchi E, (Aichi), Nakata K (Niigata), Baba T (Yokohama), Kobayashi M (Sendai); Portugal A Morais (Porto) Ferreira L (Lisboa); Russia Ilkovich M (St. Petersburg); Slovakia Slivka R, Hagy V; South Korea Pyo Chung P, Woo Song J, Mi Choi S (Seoul); Spain Molina M (Barcelona); Switzerland Lazor R (Lausanne); The Netherlands Veltkamp M (Nieuwegein); Turkey Cetinkaya E (Istanbul); United Kingdom Morgan C (London); United States Wang T (Los Angeles), Ataya A (Gainesville), Trapnell B (Cincinnati) IMPALA Protocol Committee: Denmark Bendstrup E; Germany Costabel U, Bonella F; Italy Campo I; Japan Inoue Y; France Jouneau S; UK Morgan C; Greece Papiris S; USA Trapnell B Waterer G (Perth, Australia) who provided clinical and analytical expertise Savara Pharmaceuticals who sponsored the IMPALA trial